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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549




                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (date of earliest event reported)
                               November 16, 1998




                             AMBANC HOLDING CO., INC.
             (Exact name of registrant as specified in its charter)




  Delaware                        0-27306               14-1783770
(State or other                (Commission             (IRS Employer
 jurisdiction of                File No.)              Identification
 incorporation)                                           Number)




11 Division Street, Amsterdam, New York                  12010-4303
(Address of principal executive offices)                  (Zip Code)




       Registrant's telephone number, including area code: (518) 842-7200


                                       N/A
         (Former name or former address, if changed since last Report)


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          Item 2.   Other Events

     On November 16, 1998, Ambanc Holding Co., Inc., a Delaware corporation ("Ambanc"), completed its acquisition of AFSALA Bancorp, Inc., a Delaware corporation ("AFSALA"), pursuant to the Reorganization and Merger Agreement, dated April 23, 1998 and amended as of June 26, 1998, by and among Ambanc and its wholly owned subsidiary, Amsterdam Savings Bank, FSB (the "Bank") and AFSALA and its wholly owned subsidiary, Amsterdam Federal Bank ("AFB"). Pursuant to the Agreement, AFSALA was merged with and into Ambanc, with Ambanc as the surviving corporation (the "Merger"), and thereafter, AFB was merged with and into the Bank, with the Bank as the surviving entity. Ambanc plans to integrate the businesses of the Bank and AFB, which now operate as one institution under the name "Mohawk Community Bank."

     Upon consummation of the Merger, each share of the common stock, par value $.10 per share, of AFSALA ("AFSALA") converted into the right to receive 1.07 shares of the common stock, par value $.01 per share, of Ambanc ("Ambanc"). Based on the 1,319,018 shares of AFSALA common stock issued and outstanding immediately prior to the Merger, Ambanc will issue 1,411,349 shares of Ambanc Common Stock in the Merger. In addition, under the Merger Agreement, Ambanc assumed unexercised options to purchase 145,468 shares of AFSALA common stock (which converted into options to purchase 155,650 shares of Ambanc common stock) held by AFSALA's directors, officers and employees.

     Ambanc's Registration Statement (the "Registration Statement") on Form S-4 (File No. 333-59721), which was declared effective by the Securities and Exchange Commission (the "Commission") on July 28, 1998, contains additional information regarding the Merger and the parties involved, including among other things the terms of the Merger Agreement and a description of AFSALA's business. The Agreement was included as an exhibit to the Registration Statement.

          Item 7.   Financial Statements and Exhibits

                    (a)  Financial statements of business acquired.

                    The consolidated financial statements of AFSALA (Commission File No. 0- 21113) required by this item have been previously reported with the Commission and are contained in AFSALA's Annual Report on Form 10-KSB for the fiscal year ended September 30, 1997 and Quarterly Report on Form 10-QSB for the Quarterly Period Ended June 30, 1998.

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                    (b)  Pro forma financial information.

                    The pro forma financial information required by this item will be included in an amendment to this Report filed with the Commission on or before February 1, 1999.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   AMBANC HOLDING CO., INC.



Date: November 25, 1998           By:   /s/ John M. Lisicki
     --------------------             ---------------------------
                                      John M. Lisicki, President
                                       and Chief Executive Officer